SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52940

Date of Report: April 16, 2012

AMERICAN NANO SILICON TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

California	33-0726410
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

1 Nangan Dao Chunfei Road, Jialing District, Nanchong, Sichuan, P.R. China	637005
(Address of principal executive offices)	(Zip Code)

86-817-3634888
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sale of Equity Securities
Item 5.02                      Compensatory Arrangements of Certain Officers

On April 16, 2012 the Registrant’s Board of Directors awarded 2,000,000 shares of common stock to Qiwei Zhang, the Registrant’s Chief Engineer and a member of the Board of Directors.  The shares were awarded as compensation for Mr. Zhang’s role in  the development of a flame retardant agent, which is expected to make a major contribution to the Registrant’s revenues in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Nano Silicon Technologies, Inc.

Dated: April 23, 2012	By: /s/ Pu Fachun
Pu Fachun
Chief Executive Officer